Exhibit 10.17

CERTAIN MATERIAL (INDICATED BY THREE ASTERISKS) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[COMPANY LOGO] Seaport Canaveral, Corp.

                  555 Hwy 40, Cape Canaveral, FL 32920, (0) 321-783-4890, (F) 321-783-4892

Terminalling Services Contract

1.	Contract Number

C100101—Seaport Canaveral Storage and Handling Contract

Dated: February 1st, 2010

Seaport Canaveral, Corp. sometimes referred to herein as the “Company.”

2.	Principal / Client

Vitol Inc.

1100 Louisiana Street

Suite 5500

Houston, TX 77002-5255

United States of America

3.	Services and Term

Company hereby agrees to provide to the Client petroleum product receipt, storage and delivery services (“Terminalling Services”) in the Company’s terminal at Port Canaveral, Florida. During the Term (hereinafter defined) of this Terminalling Services Contract {the “Contract”), Company agrees to make storage capacity {the “Shell Capacity”) available and provide Terminalling Services for the Client’s petroleum products under the terms and conditions of this Contract. Client hereby contracts for and the Company agrees to provide Terminalling Services including, but not limited to, receipt, storage, blending, customer relations, and outbound shipments of Client’s petroleum products. Notwithstanding the designation of tanks by product as described herein below, Company reserves the right at any time to store Client’s product in tanks as determined by the Company, provided the Company shall be responsible for the quantity and quality of any petroleum product so relocated by the Company. This is a contract for services. The parties agree that this is not a lease or rental agreement. The parties further agree that the Contract does not give Client physical access to the Seaport Canaveral facility, nor does the Contract give Client any other rights except as expressly provided herein. Client agrees to pay Company certain monthly services fees as set forth herein below, irrespective of the actual volume of petroleum products handled by the Company on behalf of the Client.

The Contract is for a minimum period of five (5) years starting on the February 1st, 2010 until January 31st, 2015.

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Should the Client wish to renew the Contract, this must be declared at least nine (9) months before the end of the contract period and both parties will have to mutually agree on the new terms and conditions no later than six (6) Months before the end of Contract period (December 31st, 2015).

4.	Company and Location (Terminal)

Seaport Canaveral Corp

555 Highway 401

Cape Canaveral, FL 32920

United States of America

Tel.+1 321 783 4890

Opening hours of the terminal             :Ref. Appendix 1

5.	Contractual Capacity

Subject to Clause 3 herein above, the products will be stored on a dedicated basis.

Tank	Product	Net Capacity (barrels)	Shell Capacity (barrels)	Material	Full Coating	Heating Coils	Blending Nozzles	Internal Floating Roof
150-1	Diesel	140,410	151,435	Mild steel	No	No	Yes	Yes
150-2	Diesel	140,387	151,421	Mild steel	No	No	Yes	Yes
150-3	Regular Gasoline	140,183	151,210	Mild steel	No	No	Yes	Yes
150-4	Regular Gasoline	140,496	151,528	Mild steel	No	No	Yes	Yes
150-5	Jet Fuel	140,511	151,539	Mild steel	No	No	No	Yes
150-6	Diesel	140,537	151,565	Mild steel	No	No	Yes	Yes
150-7	Regular Gasoline	140,475	151,501	Mild steel	No	No	Yes	Yes
150-8	Premium Gasoline	140,426	151,456	Mild steel	No	No	Yes	Yes
150-9	Jet Fuel	140,472	151,772	Mild steel	No	No	No	Yes
150-10	Regular Gasoline	140,617	151,384	Mild steel	No	No	Yes	Yes
150-11	Premium Gasoline	140,669	151,711	Mild steel	No	No	Yes	Yes
150-12	Jet Fuel	140,486	151,518	Mild steel	No	No	Yes	Yes
150-13	Regular Gasoline	140,589	151,625	Mild steel	No	No	Yes	Yes
150-14	Premium Gasoline	140,559	151,591	Mild steel	No	No	Yes	Yes
150-15	#6 Oil	146,290,	151,546	Mild steel	No	Yes	Yes	No
150-16	#6 Oil	146,620	151,614	Mild steel	No	Yes	Yes	No
100-1	Ethanol	92,115,	100,281	Mild steel	No	No	Yes	Yes
50-1	Marine Diesel	47,878	50,969	Mild steel	No	No	No	No
50-2	Marine Diesel	47,838	50,930	Mild steel	No	No	No	No
50-3	Marine Diesel	47,861	50,866	Mild steel	No	Yes	Yes	No
60-1	Gasoline Components	56,272	60,699	Mild steel	No	No	No	Yes
60-2	Gasoline Components	56,308	60,626	Mild steel	No	No	No	Yes
60-3	Gasoline Components	56,247	60,673	Mild steel	No	No	Yes	Yes
10-1	Ethanol	9,376	10,189	Mild steel	No	No	Yes	Yes

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

6.	Means of (Re)delivery

Reception ex seagoing vessel or barge;

Redelivery into seagoing vessel, barge or Road Tank Truck;

7.	Storage Service Rates (expressed in US Dollars)

a. Tankage Service Fee (150K bbls)	– Gasoline	USD [***] per bbl / Month
Tankage Service Fee (60K bbls)	– Gasoline Components	USD [***] per bbl / Month
Tankage Service Fee (10K bbls)	– Ethanol	USD [***] per bbl / Month
Tankage Service Fee (100K bbls)	– Ethanol	USD [***] per bbl / Month
Tankage Service Fee (150K bbls)	– Gas Oil & Diesel	USD [***] per bbl / Month
Tankage Service Fee (150K bbls)	– Jet A1	USD [***] per bbl / Month
Tankage Service Fee (150K bbls)	– Fuel Oil	USD [***] per bbl / Month
Tankage Service Fee rental (50K bbls)	– Marine Diesel Oil	USD [***] per bbl / Month

Expressed in barrel (bbl) per Adjusted Shell Capacity. “Adjusted Shell Capacity” shall mean for each tank the volume capacity which is the lesser of the (i) Shell Capacity (per the table above) or (ii) the Net Capacity divided by 0.95. “Net Capacity” shall mean the usable, safe fill storage capacity of each tank (as amended from time to time).

Monthly tankage service fees shall commence as follows:

Diesel	March 15, 2010
Jet Fuel	March 15, 2010
Gasoline	April 20, 2010
Ethanol	April 20, 2010
Fuel Oil	May 1, 2010

Tankage Service Fees include:

•	Delivery from seagoing vessel or barge into storage tank (min. parcel size 3200 barrels)

•	Redelivery of products other than fuel oil, marine diesel oil and other “black oil:” from storage tank into seagoing vessel, barge (minimum parcel size 3200 bbls)

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

•	Redelivery from storage tank into Road Tank Truck

•	Storage during the period of one Calendar Month

•	Standard documentation on ship’s arrival and departure at terminal

•	[***] free throughput per [***]

b. Additional Throughput Surcharge	USD [***] per bbl

Charged on the monthly difference, between the actual throughput and the [***] mentioned in Clause 7.a, per accumulated barrel (bbl) per product per [***]

c. Pump-over Surcharge	USD [***] per bbl

For each pump over within the client’s set of tanks, per barrel (bbl)

d. Homogenization Surcharge (in shore tank)	USD[***] per hour

Charged for mixing product in tank via recirculation line, with a minimum of 6 hours

e. Board-to-board Surcharge	USD [***] per bbl

Using one or more berth (s) including connection, disconnection, and supervision.

f. Butanization	USD [***]

Lump sum on annual basis flat rate.

g. Marine Vapor handling	USD [***] per bbl

Invoiced figure based on ship’s loaded quantity.

h.	Heating of stored products will be applied in accordance with the Client’s instructions, provided, however, unless mutually agreed between Client and Company, heating will be applied to meet requirements of Clause 8, “Fuel Oil” herein below and 20 degrees Fahrenheit above pour point. The Client will be invoiced on a regular basis for Natural Gas usage, increased with a [***]% surcharge for overall handling and maintenance of heating infrastructure, with a minimum of US$[***] per year. A copy of original Natural Gas invoice will be supplied.

i.	Other Charges:

Per Certificate of Origin supplied	USD [***]
Drainage of free water, per hour	USD [***]

(Excluding rental of vacuum truck and disposal of contaminated water)

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Sampling from Storage tank, per sample	USD [***]

Terminalling Service Rates exclude:

Any applicable taxes, levies, custom handling activities, Port of Cape Canaveral outbound or inbound wharfage fees, Port of Canaveral Success fee, quay dues, product insurance, supply of nitrogen, etc.

8.	Product Specifications and Acceptance Procedures

MSDS identification will be made available to the Terminal prior to first delivery.

Gasoline

Specification	Max/Min

Benzene	Max % volume percentage shall be based on Federal and State regulations, if applicable.

Actual VP	Max 14 psi (on condition that local Authorities issue no contravening restrictions).

Mercaptans	Max 50 ppm. The Client may bring material upto 200 ppm mercaptans after receiving explicit consent from the Company and provided that in case complaints are received from the local authorities mitigating measures shall be taken at Client’s cost.

Fuel Oil

Specification	Max/Min

H2S	Max 100 ppm in the vapour phase. Above 100 ppm in the vapour phase is permitted upto 200 ppm on a case by case basis upon condition of timely notification and the neceaasay precautions taken by Terminal and Vessel.

Viscosity	Max 800 CST at observed temp.

Flash	Min 110 °F for the tanks indicated with not having an internal floating roof in Article 5.

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Middle Distillate

Specification	Max /Min

Viscosity	Max 20 CST @ 105 °F

Prior to each discharge the Client shall inform the Company on the specifications of the product to be received.

In case the Company is not timely (24 hours minimum) and/or properly informed by the Client it shall have the right to refuse to discharge. If product does not meet one or more of the criteria outlined in Article 8 the Company shall have the right to refuse discharge.

9.	Tank Cleaning

On completion of the Contract or earlier if requested by Customer the costs involved in cleaning the tanks in preparation for the next service and the disposal of wastes, if any, are for the Client’s account. The Company and the Client will agree at least two months before the end of the Contract on the best program and procedure to ensure that the cleaning operations are completed by the end of the Contract. A copy invoice of the cleaning company will be attached to our invoice with a surcharge of [***]% for coordination and administration costs.

10.	Jet Filter Costs

The reasonable costs incurred by the Company for the replacement of jet filters will be compensated by the Client at the cost invoiced by a 3rd Party plus a [***]% mark-up. The Company anticipates the jet filters will require replacement approximately every six months based on average daily filtering of 12,000 barrels

11.	Contractual Loss

Notwithstanding any provision in this Contract to the contrary, regardless of the cause, Client shall be responsible for product losses in storage and handling up to [***] of total receipts per year of this Contract, including any extension periods, to the extent that such product losses actually occur. Company will furnish supporting documentation for any such losses. Company will be responsible for product losses in storage and handling that exceed this amount except for loss or damage resulting from negligent acts or omissions of Client. Losses will be settled annually.

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

12.	Assignment of Capacity

(a)	Assignment of Capacity. The Client may assign its capacity to a third party with the consent of the Company, which consent shall not be unreasonably conditioned, withheld or denied. For greater certainty, such consent shall not be withheld if the proposed assignee: (i) is capable of performing its duties and responsibilities under this Contract, (ii) executes an assignment agreement (which shall be executed by the Client and the assignee and acknowledged by the Company) identifying the tanks to be assigned and acceding to the terms and conditions of this Contract and the General Terms and Conditions of the Terminal, (iii) provides adequate evidence of insurance coverage for the products to be stored during the period of assignment, and (iv) holds title to the product stored in the assigned capacity. The termination date of any such assignment shall be coterminous with the termination date of this Contract and all Commercial Interface with the Company shall be with the designated assignee (and not with the Client). The Client shall remain jointly and severally liable with such assignee and unless otherwise set forth in the assignment agreement, the commercial terms hereunder shall remain unchanged and applicable to any such assignment of capacity.

(b)	Assignment of Contract

The Client may not assign this Contract to a third party without the prior consent of the Company, which consent shall not be unreasonably conditioned, withheld or denied. No assignment or transfer of this Contract shall be effective unless and until the assignee has executed an accession agreement with respect to this Contract and the General Terms and Conditions of the Terminal in a form and substance reasonably acceptable to the Company.

13.	Other

(a)	Except as provided in Clause 12 herein above, all communications with the Company, including matters related to tariffs, invoicing and instructions concerning operational matters (the “Commercial Interface”), shall remain directly with the Client throughout the term of this Contract.

(b)	Upon request of the Company, Client shall provide evidence of adequate product insurance, such insurance being consistent with Client’s customary practices for petroleum products stored at other U.S. petroleum storage terminals.

(c)	If any of Client’s commodity is sold, exchanged, or otherwise changes ownership while in the Terminal to a company that does not have an agreement with Company for storage of like product at the Terminal, Client shall nonetheless be responsible for all charges, terms and conditions of this Contract to the same extent as if commodity had been owned by Customer. In addition, Client shall indemnify and hold Company harmless for third-party claims arising from the sudden and accident loss or destruction of petroleum products stored in the tanks listed in Clause 5 herein above; provided that, Company is not otherwise responsible for such loss pursuant to the terms of this Agreement.

(d)	Notwithstanding any other provision in this Agreement, in no event shall either party be liable for special, consequential, or punitive damages, claims, costs or expenses regardless of cause.

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14.	Index / Escalation

Commencing 1 February 2012, and on each annual anniversary thereafter for the term of this Contract, the tariffs set forth in this Contract shall be adjusted by the annualized percentage change in the Consumer Price Index (“CPI”), as reported by the Bureau of Labor Statistics, U.S. Department of Labor. The Company shall use the most recently published CPI index for provisional invoicing to the Client until such time as the “February CPI” index has been published. Correction for provisional CPI adjustments will be made as soon as possible after publication of the each “February CPl.”

15.	Invoicing and Payment

Tankage fees will be invoiced monthly; invoices will be issued at the beginning of each calendar month, in advance. All other Terminalling Service Surcharges (including bunkering, pumpovers, homogenization, heating, and additional throughput) for any other services rendered will be invoiced upon expiry of the month in which the respective service was rendered.

Invoices are payable in the currency as invoiced and within 5 days after the date of invoice and before final lifting of product. We understand there are no specific invoicing-address instructions.

16.	General Terms and Conditions

The attached General Conditions for tank storage will apply to this Terminalling Services Contract. The Company and the Client will negotiate in good faith to resolve jetty usages terms and conditions (“Jetty Usage Conditions”) which shall become adopted by reference and incorporated herein.

17.	Equity Clause

In the event of unexpected, heavy changes in exploitation costs, or important disruption of the general economy, or any duty or tax not already included, or change in environmental or other regulations that results in additional investment or operating costs, the parties to this Contract will meet to discuss the rationale of modifying part or all of the conditions of this Contract.

18.	Law and Jurisdiction:

US law and under the jurisdiction of the State of Florida.

Balance of Page Intentionally Blank

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTED EFFECTIVE THE DATE FIRST WRITTEN ABOVE:

Seaport Canaveral Corp	Vitol lnc.

Mr. Merlin Figueira	Mr. M.A. Loya
General Manager	President

Date: July ,2010	Date 6 July, 2010

Signature:	Signature:

/s/ Merlin Figueira	/s/ M.A. Loya

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 1

Vessel Acceptance

Vessels calling at the terminal will need to be approved by the Port of Cape Canaveral. The Company may at its own discretion refuse acceptance of vessels for reasons including but not limited to related to safety, crew professionality, etc.

Minimum Vessel Capabilities

Vessels calling at the Terminal with a DWT tonnage of more than 25,000 shall be able to maintain a minimum pumping or receiving rate of 6000 bbl’s per hour or 7 bar at the ships manifold.

Vessels calling at the Terminal with a DWT tonnage between 10,000 and 25,000 shall be able to maintain a minimum pumping or receiving rate of 4800 bbl’s per hour

Vessels calling at the Terminal with a DWT tonnage between 5,000 and 10,000 shall be able to maintain a minimum pumping or receiving rate of 2400 bbl’s per hour

Vessels calling at the Terminal with a DWT tonnage lower than 5,000 shall be able to maintain a minimum pumping or receiving rate of 1600 bbl’s per hour.

In the event that the abovementioned performance criteria are not met by a vessel, the Terminal shall have the right to unberth such vessel if it is causing delays to other vessels’ operations.

Surveying

Before loading and unloading of vessels the Principal must appoint an independent surveying company. Failing to do so the Terminal may nominate one on behalf of the Principal and all costs will be for account of and invoiced to the Principal.

Working hours and overtime:

Vessel and barge operations	Monday 00:00hrs till Sunday 23:59hrs.

Truck loading operations	Monday 00:00hrs till Sunday 23:59hrs.

Note: Between 23:45hrs and 00:15hrs truck rack is unavailable due to truck rack reconciliation.

Emergency contact details Key-personnel:

In case of an emergency please contact key-personnel at below stated phone numbers.

Terminal manager	: Merlin Figueira
E-mail	: MEF@SC.VTTI.COM
Office number	: +1 321 783 4290 ext. 218

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Cell number	: +1 321 544 9472

Customer Service	: Jose Machado
E-mail	: XCS@SC.VTTI.com
Office number	: +1 321 785 2721
Cell number	: +1 321 505 9404

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Seaport Canaveral, Corp.

555 Hwy. 40, Cape Canaveral, FL 32920, (0) 321-783-4890, (F) 321-783-4892

Appendix 2

Handling and storing or Truck Rack Transmix.

Appendix 2 is integral part of the Terminal Service Contract ref. C100101 between Seaport Canaveral Corp (Seaport) and Vitol Inc (Vitol). Seaport has upgraded its truck rack by adding Transmix infrastructure which allows truck drivers to dispose of a limited amount of off spec product generated from their individual trailer prior to loading and or during jet fuel white bucket testing. This limited amount should not exceed 10-15 gallons from any one trailer. Receipt of larger amounts will be negotiated on an as needed basis. The Transmix product shall be limited to petroleum products such as gasoline, diesel & jet fuel or other similar products which are stored at the facility from time to time. Seaport retains the sole right to refuse acceptance of any material at any time.

A.	Surveying.

Before removal of any off spec product from the facility the Principal must appoint an independent surveying company. Seaport Canaveral does not take any responsibility for quality and for quantity of the product other than generation of a Bill of Lading with the quantities and specifications as defined by Vitol.

B.	Rates expressed in (US) dollars

Surcharge for truck rack off spec product handling and Storage will be USD [***] per month with an annual increase starting January 1, 2012 based on the overall consumer’s price index. This rate includes the receipt of off spec product, pumping the off spec product from receiving container to storage tank, and redelivery into transport truck provided by Vitol.

C.	Responsibility for disposal of products

Responsibility for disposal of products other then petroleum products remains with Vitol. Seaport Canaveral accepts no responsibility for the type, quantity, quality, color or any other parameter of the material as disposed of by the trucking companies. Vitol is aware that the product disposal infrastructure at Seaport Canaveral can be used by truck drivers to dispose of products other then off spec petroleum products and will not be monitored by Seaport. Vitol is also aware that Seaport is not a licensed waste oil reception facility and as such Vitol takes full responsibility for the material received into the system and the impact it might have on Seaport property, permits, personnel, local community or the environment. If Seaport identifies that hazardous waste has been disposed of into the collection system, Seaport will take immediate and necessary actions as deemed required, solely by Seaport, to and dispose of this material and Seaport will bill Vital for this cost as per the related contract terms.

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

D.	Maximum Level

Seaport needs to have a safety margin in his Transmix storage infrastructure for emergency situations. Vitol will be responsible to maintain the Transmix level below a maximum of 9,500 gallons at any one time, if max volume exceeds 9,500 gallons, Vitol will pay a penalty of USD [***] per month or any part thereof.

E.	Invoicing and Payment

This service is subject to the same due dates as stated and agreed to on the existing Terminalling Service Contract Ref. C100101 and will be invoiced at the beginning of each calendar month.

Seaport Canaveral Corp	Vitol Inc.
Mr. M. Figueroa	Mr. Ronald S. Oppenheimer
General Manager

Date: 11/17, 2010	Date: , 2010

Signature	Signature:

/s/ M Figueroa	/s/ Ronald A. Oppenheimer 5/22/14

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 3

Term Storage Agreement of Biodiesel

Appendix 3 is an intergral part of the Terminal Service Contract (C100101) between Seaport Canaveral Corp (Seaport) and Vitol Inc (Vitol) and Terminal Storage Contract is to be attached herewith.

Seaport has made the appropriate modifications to tank 50-2, pipelines, Marine Loading Arms, and the truck rack by adding infrastructure which allows for the safe heated storage and handling of Biodiesel. The infrastructure modifications have been executed based on two (2) phases.

A. Means of delivery (see item #6 in Terminal Service Contract)

Phase 1—Reception ex seagoing vessel or barge on/after December 15th 2011

Phase 2—Redelivery into seagoing vessel, barge or Road Tank Truck on/after March 31st, 2012

Seaport Canaveral does not take any responsibility for quality and/or quantity of the product other than generation of a Bill of Lading with the quantities and specifications as defined by Customer.

B. Rates expressed in (US) dollars

Monthly Tankage Service Fee of $[***] per barrel (BBL) (see item 7a in Terminal Service Contract for volume calculation and inclusions)—per Month with an annual increase starting February 1, 2012 based on the overall consumer’s price index, as stated in Contract C100101.

Invoicing is to start effective December 15th, 2011 to Biodiesel Vitol Contact Bill Adkins.

C. Heating

Seaport will heat tank 50-2, associated piping and dedicated infrastructure using Terminal’s existing hot oil system and continue invoicing Vitol Houston FO Desk for the Natural Gas used for that purpose. Seaport will not separately invoice Vitol for the heating of the Biodiesel.

D. Filtration

Product is to be filtered through a 1 micron filter assembly between tank and truck rack and all reasonable costs incurred by Seaport for the replacement of filters, maintenance of the system and disposal of PCW as a result of filter replacements will be invoiced at cost plus [***]%.

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

E. Mixing

Mixing of product will be via installed manhole Jensen electric mixers two each; one at each tank manhole. The mixing will be required during heating periods so as to facilitate improved heating of product throughout tank. Use of the mixers without heating will be at the request of Vitol with a minimum of 6 hours per mixing period.

The use of the electric mixers will be invoiced at $[***] per hour, with a [***] hour minimum in order to compensate Seaport for the extra electric power consumption.

F. Responsibility for disposal of product

Responsibility for disposal of product, contaminated product, product mixtures, transmix, debris or particulate and any petroleum contact water (PCW), if required, remains with Customer. Seaport Canaveral accepts no responsibility for the type, quantity, quality, color or for any other parameter of the material.

G. Billing, Invoicing and Term

This service Addendum/Appendix for Biodiesel is subject to the same term and due dates as stated and agreed to on the existing Terminalling Services Contract Ref. C100101 and will be invoiced accordingly and must be payable regardless of any claims outstanding or pending any resolution thereof.

EXECUTED EFFECTIVE DECEMBER 15 2011:

Seaport Canaveral Corp		Vitol Inc.

By:	A.G.H. Steenland	By:	Bill Adkins
	Print Name / Title		Print Name / Title

MARKETING MGR
Date:		Date:	June 7, 2012

/s/ A.G.H. Steenland		/s/ Bill Adkins
Signature		Signature

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 4

Temporary Term Storage Agreement of Biodiesel

Appendix 4 is an integral part of the Terminal Service Contract (C100101) between Seaport Canaveral Corp (Seaport) and Vitol Inc (Vitol) and Terminal Storage Contract is to be attached herewith.

Seaport has been asked to store Biodiesel in tank 50-1. This tank was originally earmarked for the storage of MDO. No modifications have been made to the tank to allow for heating, mixing, or service to the truck rack. This tank does not have an internal floating roof. This tank will only have capabilities to receive Biodiesel via the dock line and modifications have been made to connect this tank to the Biodiesel isolated piping system of tank 50-2 to allow for tank to tank transfers (bi-directional) between these tanks.

A. Means of delivery (see item #6 in Terminal Service Contract) *Revised for this tank*

•	Reception ex seagoing vessel or barge on/after March 15th, 2012

•	Redelivery into seagoing vessel, barge on/after March 15th, 2012

Seaport Canaveral does not take any responsibility for quality and/or quantity of the product other than generation of a Bill of Lading with the quantities and specifications as defined by Customer.

B. Rates expressed in (US) dollars

Monthly Tankage Service Fee of $[***] per barrel (BBL) (see item 7a in Terminal Service Contract for volume calculation and inclusions)—per Month with an annual increase starting February 1, 2012 based on the overall consumer’s price index, as stated in Contract C100101.

Invoicing is to start effective March 1st, 2012 to Biodiesel Desk, Vitol Contact Bill Adkins.

C. Heating

This tank to have no heating capability.

D. Filtration

This tank will have no filtering capability. This tank will not be supplying the truck rack.

E. Mixing

This tank will have no mixing capability.

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

F. Responsibility for disposal of product

Responsibility for disposal of product, contaminated product, product mixtures, transmix, debris or particulate and any petroleum contact water (PCW), if required, remains with Customer. Seaport Canaveral accepts no responsibility for the type, quantity, quality, color or for any other parameter of the material.

G. Billing, Invoicing and Term

This service Addendum/Appendix for Biodiesel is subject to the same term and due dates as stated and agreed to on the existing Terminalling Services Contract Ref. C100101 and will be invoiced accordingly and must be payable regardless of any claims outstanding or pending any resolution thereof.

EXECUTED EFFECTIVE MARCH 13 2012:

Seaport Canaveral Corp		Vitol Inc.

By:	A.G.H. Steenland	By:	Bill Adkins
	Print Name / Title		Print Name / Title

MARKETING MGR
Date:		Date:	June 7, 2012

	/s/ A.G.H. Steenland		/s/ Bill Adkins
Signature		Signature

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Confidential treatment has been requested with respect to the omitted portions.

Appendix 5

Ethanol in Gasoline Testing

Appendix 5 is an intergral part of the Terminal Service Contract (C100101) between Seaport Canaveral Corp (Seaport) and Vitol Inc (Vitol) and Terminal Storage Contract is to be attached herewith.

Seaport has been asked to share the results obtained from SGS testing of the ethanol content in samples taken from each of the gasoline loading arm positions at the truck rack. The interval shall be once weekly for a total of 12 samples to be taken by Seaport Operators and submitted to SGS Lab for testing on Seaport’s Ethanol Analyser at SGS Lab in Cape Canaveral.

Seaport Equipment to be used:

•	InfraCal Ethanol Blend Analyzer Model No. HATR-T2E, Wilks Enterprise, Inc.

Ethanol %vol range:

•	Minimum of 9.0

•	Maximum of 10.3

Total number of samples to be taken:

•	12 samples weekly from each of the 12 gasoline loading positions at the truck rack

•	Additional “suspect/confirmation samples” to be taken and tested as required by SGS and approved by Seaport if any of the 12 weekly samples’s testing shows that the ethanol content is out of range.

Testing:

•	To be performed by SGS during regular business hours

Remedial Action & Sample Frequency:

1.	In the event the ethanol content for any sample is outside the 9.0—10.3 volume % range SGS has been instructed to immediately notify the Seaport terminal. SGS will also begin analysis of the suspect sample using the most current EPA approved ASTM method for oxygenates in gasoline, as designated by 40 CFR Part 80.

2.	If the ethanol content of the suspect sample is confirmed using the EPA approved ASTM method the terminal will immediately shut down the loading arm in question. The loading arm in question will remain shut down until technicians can inspect the load arm, meters and other hardware and software to determine the cause of the off-spec ethanol content.

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.	Once a suspect loading arm is returned to service, the terminal shall increase to frequency of the sampling and testing to daily for the suspect loading arm. This increased frequency shall remain in place until the loading arm in question produces 5 samples with appropriate ethanol content. Once 5 samples show the appropriate ethanol content the loading arm will be deemed compliant and the sample frequency shall return to a weekly basis.

4.	The terminal and Vitol shall retain all test results, documents and records of remedial actions for a period of no less than five years as required by 40 CFR Part 80.

Report:

•	Seaport will forward Report to Vitol Inc, as soon as received

Invoicing:

•	Seaport will invoice Vitol Inc as per SGS invoice plus [***]% for Administration, Handling and Management

A. Seaport Canaveral does not take any responsibility for quality of the product other than Ethanol content percent and to take a representative sample as needed during truck loading from each of the 12 loading positions at the truck rack with the specifications as defined by Customer.

B. Protocol:

1. If any of the original 12 samples tested results in Ethanol content out of range, higher or lower, SGS to immediately inform Seaport and immediately perform “suspect” ASTM more stringent testing to further confirm

2. If any “suspect” sample tested confirms Ethanol content to be out of range, higher or lower, Loading arm position will be immediately shutdown to all gasoline loads so that Seaport’s E&I Technician can further investigate anomoly

C. Rates expressed in (US) dollars

•	SGS Lab Fees of $[***] per each original sample

•	Suspect samples and ASTM Test fee of $[***] per sample

Suspect samples are samples that will be further analyzed because the initial testing shows results outside the range; 9.0 to 10.3 %vol.

D. Responsibility for disposal of product

Responsibility for disposal of product, contaminated product, product mixtures, transmix, debris or particulate and any petroleum contact water (PCW), if required, remains with Customer. Seaport Canaveral accepts no responsibility for the type, quantity, quality, color or for any other parameter of the material.

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

E. Billing, Invoicing and Term

Effective July 15th, 2013 this service Addendum/Appendix for Ethanol in Gasoline Testing is subject to the same term and due dates as stated and agreed to on the existing Terminalling Services Contract Ref. C100101 and will be invoiced accordingly and must be payable regardless of any claims outstanding or pending any resolution thereof.

F. Termination

If at any time during the term of this contract, Vitol’s requirement for Ethanol in Gasoline Testing changes, Vitol has the right to cancel Appendix 5. Notice of the cancellation must be sent in writing to Seaport Terminal.

EXECUTED EFFECTIVE JULY 15, 2013:

Seaport Canaveral Corp		Vitol Inc.

By:	A.G.H. Steenland	By:	William Bevan
	Print Name / Title		Print Name / Title

Date:	4-Aug-2013	Date:	8/4/13

	/s/ A.G.H. Steenland	/s/ William Bevan
Signature		Signature

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.